UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2019

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

221 River Street

Hoboken, New Jersey 07030

(Address of principal executive offices including zip code)

(201) 610-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, Newell Brands Inc. (the “Company”) commenced a cash tender offer on August 12, 2019 (the “Any and All Offer”) for any and all of the Company’s outstanding 3.900% Notes due 2025 (the “2025 Notes”) and 4.000% Notes due 2024 (the “2024 Notes”).

On August 16, 2019, the Company issued a press release announcing the pricing terms of the Any and All Offer. A copy of the press release announcing the pricing terms of the Any and All Offer is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 19, 2019, the Company issued a press release announcing that $43,894,000 in aggregate principal amount of the 2025 Notes and $299,292,000 in aggregate principal amount of the 2024 Notes were validly tendered and not properly withdrawn in the Any and All Offer at or prior to 5:00 p.m., New York City time, on August 16, 2019 (the “Any and All Expiration Date”). In addition, $862,000 aggregate principal amount of 2024 Notes remained subject to guaranteed delivery procedures as of the Any and All Expiration Date. A copy of the press release announcing the expiration and results of the Any and All Offer is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. The Any and All Offer is being made only pursuant to the Offer to Purchase, dated August 12, 2019 and the related Notice of Guaranteed Delivery, and only in such jurisdictions as is permitted under applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press Release of Newell Brands Inc. announcing pricing terms of its Any and All Offer, dated August 16, 2019.

99.2	Press Release of Newell Brands Inc. announcing expiration and results of its Any and All Offer, dated August 19, 2019.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: August 19, 2019	By:	/s/ Bradford R. Turner
Bradford R. Turner
Chief Legal and Administrative Officer and Corporate Secretary